Mortgage Loan Statistics

For purposes of this Form 8-K, “Tables” shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Loan Group 1

Mortgage Loan Programs(1)

Loan Programs	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remaining Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
2/28 LIB6M	$7,863,636	37	1.33%	$212,531	5.999%	355.87	718	74.54%
2/28 LIB6M - IO	36,859,012	133	6.25	277,135	5.862	354.98	705	78.91
2/1 LIB12M	785,755	4	0.13	196,439	5.945	356.61	715	71.23
2/1 LIB12M - IO	772,355	3	0.13	257,452	5.958	354.89	702	82.42
3/27 LIB6M	10,033,172	57	1.70	176,021	6.959	358.71	689	76.57
3/27 LIB6M - IO	97,633,951	352	16.55	277,369	6.519	358.77	708	79.38
3/1 LIB12M	489,382	2	0.08	244,691	5.853	358.00	725	85.29
3/1 LIB12M - IO	3,718,467	15	0.63	247,898	6.144	358.28	686	78.96
5/25 LIB6M	57,574,174	263	9.76	218,913	6.791	358.14	706	77.43
5/25 LIB6M - IO	328,427,025	1,198	55.67	274,146	6.574	358.41	708	76.60
5/1 LIB12M	2,816,746	8	0.48	352,093	5.591	358.39	696	66.68
5/1 LIB12M - IO	14,955,548	67	2.54	223,217	5.889	358.57	716	77.29
7/23 LIB6M	926,386	3	0.16	308,795	6.144	359.22	733	67.31
7/23 LIB6M - IO	10,746,358	24	1.82	447,765	5.883	358.36	726	71.51
7/1 LIB12M - IO	1,803,000	8	0.31	225,375	5.914	359.00	761	77.47
10/20 LIB6M	1,106,626	3	0.19	368,875	5.849	357.06	678	72.94
10/20 LIB6M - IO	11,627,995	21	1.97	553,714	5.994	358.02	739	70.03
10/1 LIB12M - IO	1,769,000	2	0.30	884,500	5.860	359.00	718	67.36
Total/Average/Weighted Average	$589,908,587	2,200	100.00%	$268,140	6.483%	358.19	709	76.98%

______________________

(1)        A mortgage loan with a loan program including the term “2/28 LIB6M” has a term of 30 years, the first two of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “2/1 LIB12M” has a term of 30 years, the first two of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “3/27 LIB6M” has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “3/1 LIB12M” has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “5/25 LIB6M” has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “5/1 LIB12M” has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “7/23 LIB6M” has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “7/1 LIB12M” has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “10/20 LIB6M” has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “10/1 LIB12M” has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “IO” has an interest only period.

Principal Balances as of Origination

Range of Mortgage Loan Principal Balance ($)	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remaining Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
$0.01 - $50,000.00	$590,243	14	0.10%	$42,160	7.251%	356.70	693	80.86%
$50,000.01 - $100,000.00	11,838,767	147	2.01	80,536	7.073	357.78	702	76.00
$100,000.01 - $150,000.00	51,155,323	408	8.67	125,381	6.830	358.02	705	78.27
$150,000.01 - $200,000.00	69,807,033	403	11.83	173,218	6.725	358.02	707	78.28
$200,000.01 - $250,000.00	62,839,644	281	10.65	223,629	6.620	358.11	708	78.85
$250,000.01 - $300,000.00	68,242,780	249	11.57	274,067	6.510	358.17	709	77.55
$300,000.01 - $350,000.00	59,154,829	183	10.03	323,250	6.421	358.03	704	78.15
$350,000.01 - $400,000.00	41,830,722	112	7.09	373,489	6.355	358.15	711	76.43
$400,000.01 - $450,000.00	48,953,793	116	8.30	422,015	6.322	358.30	707	76.95
$450,000.01 - $500,000.00	34,512,403	73	5.85	472,773	6.447	358.41	711	78.09
$500,000.01 - $550,000.00	24,758,120	47	4.20	526,769	6.299	358.32	712	75.48
$550,000.01 - $600,000.00	33,806,101	60	5.73	563,435	6.182	358.71	714	78.21
$600,000.01 - $650,000.00	27,121,989	43	4.60	630,744	6.278	358.47	710	75.16
$650,000.01 - $700,000.00	8,799,893	13	1.49	676,915	5.886	358.23	729	75.24
$700,000.01 - $750,000.00	7,311,133	10	1.24	731,113	6.508	358.50	711	71.83
$750,000.01 - $800,000.00	6,324,239	8	1.07	790,530	6.243	357.99	707	77.73
$800,000.01 - $850,000.00	2,489,000	3	0.42	829,667	6.908	355.93	698	69.75
$850,000.01 - $900,000.00	7,869,765	9	1.33	874,418	5.764	358.00	705	71.98
$900,000.01 - $950,000.00	2,789,350	3	0.47	929,783	5.953	359.00	715	58.48
$950,000.01 - $1,000,000.00	10,821,060	11	1.83	983,733	6.571	358.18	720	70.22
$1,000,000.01 - $1,050,000.00	1,042,100	1	0.18	1,042,100	6.750	360.00	768	80.00
$1,050,000.01 - $1,100,000.00	1,100,000	1	0.19	1,100,000	5.250	356.00	758	61.11
$1,150,000.01 - $1,200,000.00	1,190,000	1	0.20	1,190,000	6.125	359.00	672	70.00
$1,300,000.01 - $1,350,000.00	2,665,300	2	0.45	1,332,650	6.433	359.51	723	54.66
$1,350,000.01 - $1,400,000.00	1,400,000	1	0.24	1,400,000	6.500	360.00	690	70.00
$1,450,000.01 - $1,500,000.00	1,495,000	1	0.25	1,495,000	5.990	359.00	681	65.00
Total/Average/Weighted Average	$589,908,587	2,200	100.00%	$268,140	6.483%	358.19	709	76.98%

As of the Cut-off Date, the average original principal balance of the Group 1 Loans was approximately $269,442.

Principal Balances as of the Cut-off Date

Range of Mortgage Loan Principal Balance ($)	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remaining Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
$0.01 - $50,000.00	$632,387	15	0.11%	$42,159	7.284%	356.79	690	80.80%
$50,000.01 - $100,000.00	12,390,450	154	2.10	80,457	7.075	357.75	701	76.20
$100,000.01 - $150,000.00	52,215,428	415	8.85	125,820	6.839	358.01	705	78.36
$150,000.01 - $200,000.00	68,935,483	394	11.69	174,963	6.719	358.02	707	78.22
$200,000.01 - $250,000.00	63,255,070	282	10.72	224,309	6.622	358.11	708	78.79
$250,000.01 - $300,000.00	67,816,460	246	11.50	275,677	6.503	358.18	709	77.54
$300,000.01 - $350,000.00	59,154,829	183	10.03	323,250	6.421	358.03	704	78.15
$350,000.01 - $400,000.00	41,588,741	111	7.05	374,673	6.357	358.16	711	76.50
$400,000.01 - $450,000.00	48,800,236	115	8.27	424,350	6.323	358.31	707	76.94
$450,000.01 - $500,000.00	34,512,403	73	5.85	472,773	6.447	358.41	711	78.09
$500,000.01 - $550,000.00	24,758,120	47	4.20	526,769	6.299	358.32	712	75.48
$550,000.01 - $600,000.00	33,430,151	58	5.67	576,382	6.164	358.72	714	78.22
$600,000.01 - $650,000.00	27,121,989	43	4.60	630,744	6.278	358.47	710	75.16
$650,000.01 - $700,000.00	8,799,893	13	1.49	676,915	5.886	358.23	729	75.24
$700,000.01 - $750,000.00	7,311,133	10	1.24	731,113	6.508	358.50	711	71.83
$750,000.01 - $800,000.00	6,324,239	8	1.07	790,530	6.243	357.99	707	77.73
$800,000.01 - $850,000.00	2,489,000	3	0.42	829,667	6.908	355.93	698	69.75
$850,000.01 - $900,000.00	7,869,765	9	1.33	874,418	5.764	358.00	705	71.98
$900,000.01 - $950,000.00	2,789,350	3	0.47	929,783	5.953	359.00	715	58.48
$950,000.01 - $1,000,000.00	10,821,060	11	1.83	983,733	6.571	358.18	720	70.22
$1,000,000.01 - $1,050,000.00	1,042,100	1	0.18	1,042,100	6.750	360.00	768	80.00
$1,050,000.01 - $1,100,000.00	1,100,000	1	0.19	1,100,000	5.250	356.00	758	61.11
$1,150,000.01 - $1,200,000.00	1,190,000	1	0.20	1,190,000	6.125	359.00	672	70.00
$1,300,000.01 - $1,350,000.00	2,665,300	2	0.45	1,332,650	6.433	359.51	723	54.66
$1,350,000.01 - $1,400,000.00	1,400,000	1	0.24	1,400,000	6.500	360.00	690	70.00
$1,450,000.01 - $1,500,000.00	1,495,000	1	0.25	1,495,000	5.990	359.00	681	65.00
Total/Average/Weighted Average	$589,908,587	2,200	100.00%	$268,140	6.483%	358.19	709	76.98%

As of the Cut-off Date, the average current principal balance of the Group 1 Loans was approximately $268,140.

Mortgage Rates

Range of Mortgage Rates (%)	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remaining Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
4.000 - 4.499	$48,549	1	0.01%	$48,549	4.250%	341.00	687	78.13%
4.500 - 4.999	3,567,980	8	0.60	445,998	4.841	357.62	760	76.13
5.000 - 5.499	35,562,846	96	6.03	370,446	5.257	357.76	734	72.49
5.500 - 5.999	125,424,041	363	21.26	345,521	5.745	358.09	720	73.88
6.000 - 6.499	121,006,593	426	20.51	284,053	6.204	358.29	711	75.88
6.500 - 6.999	153,762,247	615	26.07	250,020	6.685	358.44	702	77.97
7.000 - 7.499	82,897,835	369	14.05	224,655	7.186	358.07	698	80.05
7.500 - 7.999	60,591,080	283	10.27	214,103	7.689	357.95	697	80.52
8.000 - 8.499	5,340,534	27	0.91	197,798	8.144	359.03	689	85.86
8.500 - 8.999	1,230,050	7	0.21	175,721	8.665	359.30	703	86.15
9.000 - 9.499	91,675	1	0.02	91,675	9.000	359.00	656	95.00
9.500 - 9.999	78,774	1	0.01	78,774	9.625	358.00	622	95.00
10.500 - 10.999	306,383	3	0.05	102,128	10.754	359.40	660	89.74
Total/Average/Weighted Average	$589,908,587	2,200	100.00%	$268,140	6.483%	358.19	709	76.98%

As of the Cut-off Date, the weighted average mortgage rate of the Group 1 Loans was approximately 6.483% per annum.

Next Adjustment Date

Next Adjustment Date	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remaining Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
April 2006	$48,549	1	0.01%	$48,549	4.250%	341.00	687	78.13%
August 2006	86,662	1	0.01	86,662	5.375	345.00	623	84.00
January 2007	237,723	1	0.04	237,723	6.375	350.00	706	80.00
February 2007	1,523,887	3	0.26	507,962	6.028	351.00	706	63.66
April 2007	4,903,944	17	0.83	288,467	5.771	353.00	697	80.00
May 2007	7,650,929	28	1.30	273,247	5.826	354.00	700	80.54
June 2007	12,072,037	43	2.05	280,745	5.735	354.66	703	78.73
July 2007	10,724,948	45	1.82	238,332	5.806	356.00	716	77.25
August 2007	5,387,777	21	0.91	256,561	6.203	357.00	712	77.12
September 2007	3,833,502	17	0.65	225,500	6.366	358.00	722	78.11
November 2007	150,800	1	0.03	150,800	6.875	360.00	648	80.00
May 2008	125,000	1	0.02	125,000	5.500	354.00	631	91.91
July 2008	1,626,614	5	0.28	325,323	6.533	356.00	674	80.06
August 2008	7,957,650	30	1.35	265,255	6.652	357.00	688	84.97
September 2008	22,242,593	91	3.77	244,424	6.517	358.00	697	79.76
October 2008	59,213,122	233	10.04	254,134	6.588	359.00	709	79.03
November 2008	19,928,493	62	3.38	321,427	6.397	360.00	713	76.41
December 2008	441,500	3	0.07	147,167	6.975	360.00	753	74.01
June 2010	440,000	2	0.07	220,000	6.250	355.00	703	80.00
July 2010	4,579,936	20	0.78	228,997	5.741	356.00	717	75.55
August 2010	84,499,224	387	14.32	218,344	6.926	357.00	701	78.55
September 2010	111,481,613	481	18.90	231,771	6.850	358.00	705	77.95
October 2010	156,678,754	495	26.56	316,523	6.215	359.00	713	75.61
November 2010	41,236,671	135	6.99	305,457	6.529	360.00	710	73.69
December 2010	4,857,295	16	0.82	303,581	6.757	360.00	703	75.67
June 2012	320,300	1	0.05	320,300	5.250	355.00	697	48.53
July 2012	1,779,358	3	0.30	593,119	5.869	356.00	725	74.46
August 2012	480,000	1	0.08	480,000	6.750	357.00	759	73.84
October 2012	9,955,789	27	1.69	368,733	5.869	359.00	732	72.10
November 2012	940,296	3	0.16	313,432	6.150	360.00	731	73.58
June 2015	580,000	1	0.10	580,000	5.750	355.00	765	74.35
July 2015	1,821,461	3	0.31	607,154	5.440	356.00	722	68.59
August 2015	1,245,000	2	0.21	622,500	5.802	357.00	715	64.47
September 2015	4,080,181	6	0.69	680,030	6.100	358.00	734	65.42
October 2015	5,936,480	12	1.01	494,707	6.042	359.00	729	73.04
November 2015	840,500	2	0.14	420,250	6.325	360.00	761	77.78
Total/Average/Weighted Average	$589,908,587	2,200	100.00%	$268,140	6.483%	358.19	709	76.98%

As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 1 Loans was approximately 53 months.

Gross Margin

Range of Gross Margins (%)	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remaining Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
2.250 - 2.499	$177,029,752	539	30.01%	$328,441	6.007%	358.74	722	74.94%
2.500 - 2.749	1,398,446	4	0.24	349,611	5.806	356.32	725	78.38
2.750 - 2.999	25,354,963	77	4.30	329,285	6.096	356.43	711	74.99
3.000 - 3.249	6,812,625	24	1.15	283,859	6.272	358.46	698	74.55
3.250 - 3.499	100,128,151	361	16.97	277,363	6.230	357.77	703	76.55
3.500 - 3.749	107,940,017	416	18.30	259,471	6.621	358.87	708	77.91
3.750 - 3.999	9,341,038	31	1.58	301,324	6.422	359.02	696	74.08
4.000 - 4.249	6,020,402	24	1.02	250,850	7.250	359.39	686	79.93
4.250 - 4.499	8,032,326	39	1.36	205,957	7.295	358.60	693	85.11
4.500 - 4.749	4,703,948	22	0.80	213,816	7.625	358.07	706	96.29
4.750 - 4.999	121,950	1	0.02	121,950	10.500	360.00	628	90.00
5.000 - 5.249	135,596,938	632	22.99	214,552	7.135	357.46	701	78.36
5.250 - 5.499	288,000	1	0.05	288,000	6.250	359.00	760	80.00
5.500 - 5.749	1,450,846	4	0.25	362,712	6.451	358.11	691	82.17
5.750 - 5.999	3,175,694	14	0.54	226,835	6.556	357.79	667	84.14
6.250 - 6.499	759,057	3	0.13	253,019	6.396	357.57	668	72.78
6.500 - 6.749	532,000	2	0.09	266,000	7.574	358.32	636	86.77
6.750 - 6.999	104,000	1	0.02	104,000	7.890	358.00	638	80.00
7.250 - 7.499	479,635	1	0.08	479,635	7.375	359.00	658	80.00
7.500 - 7.749	370,800	3	0.06	123,600	8.616	359.73	659	77.34
>= 10.000	268,000	1	0.05	268,000	7.500	360.00	696	80.00
Total/Average/Weighted Average	$589,908,587	2,200	100.00%	$268,140	6.483%	358.19	709	76.98%

As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Loans was approximately 3.457% per annum.

Maximum Mortgage Rate

Range of Maximum Mortgage Rates (%)	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remaining Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
9.500 - 9.999	$1,621,880	4	0.27%	$405,470	4.844%	357.11	751	75.19%
10.000 - 10.499	8,299,390	22	1.41	377,245	5.246	357.86	732	74.94
10.500 - 10.999	38,314,319	126	6.49	304,082	5.708	358.50	718	75.81
11.000 - 11.499	70,324,806	252	11.92	279,067	5.852	358.09	721	75.78
11.500 - 11.999	164,953,707	561	27.96	294,035	6.177	357.98	712	75.33
12.000 - 12.499	125,663,074	473	21.30	265,672	6.595	358.00	706	76.51
12.500 - 12.999	125,026,914	505	21.19	247,578	7.048	358.42	701	78.31
13.000 - 13.499	33,702,963	144	5.71	234,048	7.181	358.78	697	80.96
13.500 - 13.999	15,654,817	78	2.65	200,703	7.573	358.59	694	84.69
14.000 - 14.499	4,738,734	24	0.80	197,447	8.152	358.91	689	86.34
14.500 - 14.999	1,131,150	6	0.19	188,525	8.658	359.24	703	87.12
15.000 - 15.499	91,675	1	0.02	91,675	9.000	359.00	656	95.00
16.500 - 16.999	385,157	4	0.07	96,289	10.523	359.11	652	90.82
Total/Average/Weighted Average	$589,908,587	2,200	100.00%	$268,140	6.483%	358.19	709	76.98%

As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 1 Loans was approximately 12.043% per annum.

Initial Fixed-Rate Period

Initial Fixed Period	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remaining Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
24 Months	$46,280,758	177	7.85%	$261,473	5.889%	355.16	707	78.10%
36 Months	111,874,972	426	18.96	262,617	6.543	358.74	705	79.14
60 Months	403,773,493	1,536	68.45	262,873	6.572	358.38	708	76.68
84 Months	13,475,743	35	2.28	385,021	5.905	358.51	731	72.02
120 Months	14,503,621	26	2.46	557,832	5.967	358.07	732	69.93
Total/Average/Weighted Average	$589,908,587	2,200	100.00%	$268,140	6.483%	358.19	709	76.98%

Initial Rate Cap

Initial Cap (%)	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remaining Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
1.000	$10,912,455	48	1.85%	$227,343	5.961%	356.43	730	78.72%
2.000	34,160,286	137	5.79	249,345	6.054	356.43	696	77.66
3.000	106,625,330	385	18.07	276,949	6.409	358.81	704	74.93
4.000	216,000	1	0.04	216,000	6.500	357.00	734	80.00
5.000	280,414,558	1,113	47.54	251,945	6.637	358.06	707	77.91
6.000	157,006,616	515	26.62	304,867	6.392	358.52	715	76.52
6.125	573,342	1	0.10	573,342	5.250	359.00	767	59.79
Total/Average/Weighted Average	$589,908,587	2,200	100.00%	$268,140	6.483%	358.19	709	76.98%

Subsequent Periodic Rate Cap

Subsequent Cap (%)	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remaining Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
1.000	$395,797,195	1,538	67.09%	$257,345	6.561%	357.98	706	77.33%
1.500	78,774	1	0.01	78,774	9.625	358.00	622	95.00
2.000	194,032,618	661	32.89	293,544	6.322	358.63	714	76.28
Total/Average/Weighted Average	$589,908,587	2,200	100.00%	$268,140	6.483%	358.19	709	76.98%

Original Loan-to-Value Ratios

Range of Loan-to- Value Ratios (%)	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remaining Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 20.00	$178,000	2	0.03%	$89,000	6.230%	358.43	729	18.33%
20.01 - 25.00	430,194	2	0.07	215,097	5.723	359.00	748	22.16
25.01 - 30.00	1,044,933	5	0.18	208,987	6.169	358.69	718	26.81
30.01 - 35.00	2,072,036	10	0.35	207,204	6.515	358.14	706	32.82
35.01 - 40.00	2,797,569	5	0.47	559,514	5.970	359.15	749	38.75
40.01 - 45.00	2,777,000	8	0.47	347,125	5.951	359.43	767	42.64
45.01 - 50.00	4,686,529	17	0.79	275,678	5.915	356.92	697	48.07
50.01 - 55.00	6,411,279	18	1.09	356,182	5.787	358.83	703	52.94
55.01 - 60.00	12,756,253	42	2.16	303,720	6.114	358.85	715	58.15
60.01 - 65.00	26,190,366	72	4.44	363,755	6.009	358.38	712	63.83
65.01 - 70.00	66,107,596	245	11.21	269,827	6.509	358.35	702	69.39
70.01 - 75.00	45,740,953	163	7.75	280,619	6.430	358.17	701	74.27
75.01 - 80.00	364,738,134	1,359	61.83	268,387	6.474	358.15	712	79.82
80.01 - 85.00	3,884,463	16	0.66	242,779	6.773	357.24	673	83.80
85.01 - 90.00	23,710,436	108	4.02	219,541	6.990	357.92	687	89.79
90.01 - 95.00	18,093,757	94	3.07	192,487	7.129	357.98	697	94.90
95.01 - 100.00	8,289,088	34	1.41	243,797	7.322	358.17	710	99.99
Total/Average/Weighted Average	$589,908,587	2,200	100.00%	$268,140	6.483%	358.19	709	76.98%

The minimum and maximum loan-to-value ratios of the Group 1 Loans at origination were approximately 17.41% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 1 Loans at origination was approximately 76.98%.

Occupancy Types

Occupancy	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remaining Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Owner Occupied	$455,713,386	1,509	77.25%	$301,997	6.356%	358.18	707	77.15%
Investor	111,966,384	588	18.98	190,419	6.929	358.26	716	76.06
Second Home	22,228,817	103	3.77	215,814	6.834	358.17	711	78.18
Total/Average/Weighted Average	$589,908,587	2,200	100.00%	$268,140	6.483%	358.19	709	76.98%

Occupancy type is based on the representation of the borrower at the time of origination.

Mortgage Loan Program and Documentation Type

Document Type	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remaining Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Progressive Series Program (Limited (Stated) Documentation)	$257,958,230	866	43.73%	$297,873	6.352%	358.44%	711	75.90%
Progressive Express Program (Verified Assets)	112,751,267	426	19.11	264,674	6.732	358.38	704	80.03
Progressive Series Program (Full Documentation	95,184,754	387	16.14	245,955	6.038	357.57	712	77.40
Progressive Express No Doc Program (No Documentation)	85,601,260	369	14.51	231,982	7.014	357.89	710	75.97
Progressive Express Program (Non Verified Assets)	23,184,190	90	3.93	257,602	6.843	358.16	689	77.27
Progressive Series Program (Alternative Documentation)	7,095,978	35	1.20	202,742	5.848	358.82	702	80.71
Progressive Series Program (Stated Income/Stated Assets Documentation)	5,247,682	18	0.89	291,538	6.315	358.70	708	73.49
Progressive Series Program (No Income/No Asset Documentation)	1,909,577	4	0.32	477,394	6.262	354.02	705	64.47
Progressive Express Program No Doc Program (Verified Assets)	975,650	5	0.17	195,130	6.531	359.71	697	70.16
Total/Average/Weighted Average	$589,908,587	2,200	100.00%	$268,140	6.483%	358.19%	709	76.98%

See “—Underwriting Standards” below for a detailed description of the Seller’s loan programs and documentation requirements.

Risk Categories

Credit Grade Category	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remaining Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
A+	$415,734,406	1,527	70.47%	272,256	6.385%	358.23	729	77.06%
A	165,269,314	640	28.02	$258,233	6.715	358.03	658	76.96
A-	821,842	3	0.14	273,947	6.001	358.19	609	66.79
Progressive Express I	6,336,302	23	1.07	275,491	6.771	359.52	729	75.19
Progressive Express II	1,746,724	7	0.30	249,532	7.041	359.45	649	71.87
Total/Average/Weighted Average	$589,908,587	2,200	100.00%	$268,140	6.483%	358.19	709	76.98%

______________

(1)         All of these Group 1 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A and A- correspond to Progressive Series I+, I and II, and III and III+, respectively.

(2)         These Group 1 Loans were originated under the Seller’s Progressive Express™ Program. The underwriting for these Group 1 Loans is generally based on the borrower’s “Credit Score” score and therefore these Group 1 Loans do not correspond to the alphabetical risk categories listed above. All of the mortgage loans originated pursuant to the Express Priority Refi™ Program have been placed in Progressive Express™ Programs II and III.

See “—Underwriting Standards” below for a description of the Seller’s risk categories.

Property Types

Property Type	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remaining Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Single Family Residence	$316,503,925	1,158	53.65%	$273,319	6.416%	358.22	708	76.36%
Planned Unit Development	116,477,064	435	19.74	267,763	6.607	358.14	707	79.04
Condominium	75,865,644	332	12.86	228,511	6.530	358.29	716	77.68
Deminimus Planned Unit Development	42,740,389	139	7.25	307,485	6.294	357.76	706	77.37
2-Family	21,527,906	76	3.65	283,262	6.702	358.39	706	74.49
3-Family	6,731,957	22	1.14	305,998	7.049	358.47	707	71.53
4-Family	6,303,172	23	1.07	274,051	6.802	358.05	725	73.63
Townhouse	1,468,303	7	0.25	209,758	6.866	358.57	691	78.51
Hi-Rise	1,424,329	5	0.24	284,866	6.481	359.07	696	73.20
Condotel	576,000	2	0.10	288,000	6.685	359.04	738	70.00
2-4Family Unit	289,900	1	0.05	289,900	7.000	359.00	688	100.00
Total/Average/Weighted Average	$589,908,587	2,200	100.00%	$268,140	6.483%	358.19	709	76.98%

Geographic Distribution of Mortgaged Properties

State	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remaining Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Alabama	$2,178,367	12	0.37%	$181,531	5.757%	355.04	730	79.23%
Arizona	46,744,777	217	7.92	215,414	6.868	357.85	706	79.98
California	213,781,901	521	36.24	410,330	6.069	358.69	720	73.32
Colorado	7,673,092	37	1.30	207,381	6.301	357.05	698	77.17
Connecticut	5,408,568	13	0.92	416,044	6.887	357.33	707	81.35
District of Columbia	877,008	3	0.15	292,336	6.265	357.18	728	77.18
Delaware	145,567	1	0.02	145,567	5.500	354.00	689	80.00
Florida	80,046,640	388	13.57	206,306	6.912	358.19	707	80.14
Georgia	15,281,041	80	2.59	191,013	6.196	358.30	704	79.22
Hawaii	2,461,652	10	0.42	246,165	6.272	358.26	704	71.33
Iowa	259,305	2	0.04	129,653	6.067	357.78	774	83.29
Idaho	1,210,769	10	0.21	121,077	6.749	357.53	708	77.59
Illinois	28,281,963	134	4.79	211,059	6.935	357.81	703	79.35
Indiana	475,809	5	0.08	95,162	7.029	357.41	709	79.14
Kansas	242,658	3	0.04	80,886	6.656	358.37	714	79.01
Kentucky	885,850	5	0.15	177,170	6.078	357.16	733	76.21
Louisiana	200,640	2	0.03	100,320	7.042	358.47	736	80.00
Massachusetts	10,738,119	35	1.82	306,803	6.706	357.09	687	76.77
Maryland	29,156,228	103	4.94	283,070	6.656	358.23	696	80.03
Maine	620,531	4	0.11	155,133	6.891	357.63	696	75.79
Michigan	5,545,655	39	0.94	142,196	6.785	356.80	708	77.93
Minnesota	3,911,311	16	0.66	244,457	6.221	358.61	718	78.62
Missouri	3,517,522	22	0.60	159,887	6.435	356.93	721	83.80
Mississippi	56,000	1	0.01	56,000	6.500	358.00	729	70.00
Montana	787,770	6	0.13	131,295	6.263	357.83	681	63.35
North Carolina	5,055,114	32	0.86	157,972	6.601	357.63	695	78.01
Nebraska	85,500	1	0.01	85,500	8.375	358.00	690	95.00
New Hampshire	2,713,082	14	0.46	193,792	7.162	357.73	685	80.26
New Jersey	9,434,832	33	1.60	285,904	6.642	358.14	687	76.62
New Mexico	1,118,743	2	0.19	559,372	6.827	358.75	665	66.85
Nevada	17,273,310	61	2.93	283,169	6.602	358.27	698	77.77
New York	9,100,353	25	1.54	364,014	6.439	357.62	693	73.30
Ohio	2,310,674	15	0.39	154,045	6.926	358.62	710	82.48
Oklahoma	62,749	1	0.01	62,749	7.000	359.00	681	80.00
Oregon	6,120,474	33	1.04	185,469	6.591	357.96	708	78.66
Pennsylvania	3,221,214	26	0.55	123,893	6.865	358.01	680	81.95
Rhode Island	2,441,380	10	0.41	244,138	7.045	357.46	686	78.53
South Carolina	4,726,141	29	0.80	162,970	6.721	357.57	714	80.03
Tennessee	1,204,402	7	0.20	172,057	6.585	359.02	681	78.96
Texas	4,548,303	37	0.77	122,927	6.570	358.01	703	78.87
Utah	3,179,202	21	0.54	151,391	6.657	357.44	709	77.42
Virginia	48,074,471	139	8.15	345,860	6.653	357.89	700	79.07
Vermont	103,576	1	0.02	103,576	7.250	357.00	725	80.00

Washington	7,985,880	39	1.35	204,766	6.513	357.58	693	77.33
Wisconsin	528,446	4	0.09	132,112	6.678	358.05	733	84.48
Wyoming	132,000	1	0.02	132,000	6.500	357.00	782	80.00
Total/Average/Weighted Average	$589,908,587	2,200	100.00%	$268,140	6.483%	358.19	709	76.98%

No more than approximately 0.728% of the Group 1 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

Debt to Income Ratio

Range of Debt-to- Income Ratio (%)	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remaining Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
2.01 - 5.00	$426,250	2	0.07%	$213,125	6.875%	357.00	719	74.88%
5.01 - 10.00	1,798,141	6	0.30	299,690	6.400	359.05	713	72.36
10.01 - 15.00	1,311,345	10	0.22	131,134	6.445	358.54	704	73.06
15.01 - 20.00	4,716,956	24	0.80	196,540	6.359	358.43	731	78.47
20.01 - 25.00	14,055,260	53	2.38	265,194	6.334	358.15	726	68.70
25.01 - 30.00	22,846,402	101	3.87	226,202	6.303	358.12	713	74.13
30.01 - 35.00	61,488,422	207	10.42	297,046	6.192	358.39	715	75.01
35.01 - 40.00	117,761,337	373	19.96	315,714	6.216	358.16	713	77.16
40.01 - 45.00	92,631,331	345	15.70	268,497	6.401	358.37	703	77.76
45.01 - 50.00	58,841,691	223	9.97	263,864	6.387	358.02	702	77.57
50.01 - 55.00	2,651,399	10	0.45	265,140	6.508	358.35	704	73.54
> 55.00	415,500	2	0.07	207,750	5.855	359.00	686	63.96
Unknown	210,964,553	844	35.76	249,958	6.813	358.12	707	77.92
Total/Average/Weighted Average	$589,908,587	2,200	100.00%	$268,140	6.483%	358.19	709	76.98%

As of the Cut-off Date, the weighted average debt to income ratio of the Group 1 Loans was approximately 38.16% per annum.

Prepayment Penalty Period

Number of Months	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remaining Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
0	$373,482,223	1,416	63.31%	$263,759	6.461%	357.89	711	77.09%
6	3,050,600	7	0.52	435,800	6.350	356.56	703	59.87
7	1,028,250	3	0.17	342,750	6.055	357.00	734	77.32
12	86,038,030	281	14.58	306,185	6.467	359.01	708	77.55
24	30,172,931	104	5.11	290,124	6.470	358.70	696	73.18
36	86,711,918	359	14.70	241,537	6.626	358.50	704	78.25
60	9,424,634	30	1.60	314,154	6.328	358.87	717	73.87
Total/Average/Weighted Average	$589,908,587	2,200	100.00%	$268,140	6.483%	358.19	709	76.98%

Months Remaining to Scheduled Maturity

Range of Months	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remaining Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
301 - 360	$589,908,587	2,200	100.00%	$268,140	6.483%	358.19	709	76.98%
Total/Average/Weighted Average	$589,908,587	2,200	100.00%	$268,140	6.483%	358.19	709	76.98%

As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the Group 1 Loans was approximately 358 months.

Credit Scores

Range of Credit Scores	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remaining Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
801 - 820	$6,646,006	29	1.13%	$229,173	6.267%	358.55	808	72.69%
781 - 800	29,279,631	102	4.96	287,055	6.127	358.32	789	73.40
761 - 780	52,367,245	179	8.88	292,554	6.279	358.49	769	75.17
741 - 760	67,675,875	243	11.47	278,502	6.270	358.09	750	76.77
721 - 740	75,408,907	276	12.78	273,221	6.487	358.42	731	78.56
701 - 720	77,720,177	300	13.17	259,067	6.429	358.11	710	77.70
681 - 700	114,045,238	422	19.33	270,249	6.508	358.17	690	77.89
661 - 680	83,071,088	332	14.08	250,214	6.618	357.94	671	76.80
641 - 660	49,762,020	178	8.44	279,562	6.689	358.19	652	76.39
621 - 640	31,089,661	125	5.27	248,717	7.001	358.10	631	77.85
601 - 620	2,842,740	14	0.48	203,053	6.649	358.26	616	71.11
Total/Average/Weighted Average	$589,908,587	2,200	100.00%	$268,140	6.483%	358.19	709	76.98%

As of the Cut-off Date, the weighted average credit score of the Group 1 Loans was approximately 709.

Range of Months to First Roll

Range of Months	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remaining Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV

1-6	$48,549	1	0.01%	$48,549	4.250%	341.00	687	78.13%
7-12	86,662	1	0.01	86,662	5.375	345.00	623	84.00
13 - 18	14,316,483	49	2.43	292,173	5.838	353.27	700	78.55
19 - 24	32,169,064	127	5.45	253,300	5.918	355.92	711	77.90
25 - 31	125,000	1	0.02	125,000	5.500	354.00	631	91.91
32 - 37	111,409,972	424	18.89	262,759	6.545	358.80	705	79.13
50 - 55	440,000	2	0.07	220,000	6.250	355.00	703	80.00
56 - 61	403,333,493	1,534	68.37	262,929	6.573	358.38	708	76.67
74 - 79	320,300	1	0.05	320,300	5.250	355.00	697	48.53
80 - 85	13,155,443	34	2.23	386,925	5.921	358.59	732	72.59
> 85	14,503,621	26	2.46	557,832	5.967	358.07	732	69.93
Total/Average/Weighted Average	$589,908,587	2,200	100.00%	$268,140	6.483%	358.19	709	76.98%

As of the Cut-off Date, the weighted average months to first roll of the Group 1 Loans was approximately 53 months.

Loan Purposes

Loan Purpose	Current Balance	No. of Loans	% of Total by Current Balance	Average Balance	Weighted Average Gross WAC	Weighted Average Remaining Term (Months)	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	$390,236,467	1,540	66.15%	$253,400	6.570%	358.18	713	79.81%
Refinance-Cash Out	157,000,511	522	26.61	300,767	6.402	358.28	695	71.41
Refinance-Rate Term	$42,671,609	138	7.23	309,215	5.986	358.01	717	71.64
Total/Average/Weighted Average	$589,908,587	2,200	100.00%	$268,140	6.483%	358.19	709	76.98%

In general, in the case of a mortgage loan made for “rate and term” refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for “cash-out” refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

Loan Group 2

The final mortgage loans in loan group 2 are identical to the sample group 2 mortgage loans.